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SCHEDULE 14A INFORMATION

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ClearSign Technologies Corporation

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CLEARSIGN TECHNOLOGIES CORP 8023 E. 63RD PL. SUITE 101 TULSA, OK 74133 Your Vote Counts! CLEARSIGN TECHNOLOGIES CORP 2023 Annual Meeting Vote by June 05, 2023 11 :59 PM ET You invested in CLEARSIGN TECHNOLOGIES CORP and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 06, 2023. Get informed before you vote View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control# Smartphone users Point your camera here and �I vote without entering a number *Please check the meeting materials for any special requirements for meeting attendance. Virtually at: Vote Virtually at the Meeting* June 06, 2023 1 :00 PM CDT www.virtualshareholdermeeting.com/CL1R2023

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Robert T. Hoffman Sr. 02) Gary J. DiElsi 03) Colin James Deller 04) Catharine M. de Lacy 05) Judith S. Schrecker 2. Approve, on an advisory basis, the appointment of BPM CPA LLP. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. Approve, on an advisory basis, the compensation paid to the Company's named executive officers. 4. Approve our reincorporation from the State of Washington to the State of Delaware. 5. Approve one or more adjournments of the Annual Meeting in certain circumstances. NOTE: Transact any other business as may properly come before the Annual Meeting or any adjournments thereof. Board Recommends 0For 0For 0For 0For 0For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".